                                                                   EXHIBIT 10.17

                         AMENDMENT TO PROMISSORY NOTE

          This AMENDMENT TO PROMISSORY NOTE (this "Amendment") is made as of 29th day of April, 1997 (the "Effective Date") by and between THE KEITH COMPANIES, INC., a California corporation, KEITH INTERNATIONAL, INC., a California corporation, THE KEITH COMPANIES - NORTH COUNTIES, INC., a California corporation, KEITH ENGINEERING, INC., a California corporation, THE KEITH COMPANIES - HAWAII, INC., a Hawaii corporation, and ARAM H. KEITH, an individual (collectively, jointly and severally, "Maker"), and MORENO CORPORATE CENTER, L.L.C., a Delaware limited liability company ("Holder").

                                   RECITALS
                                   --------

          A. Maker and Holder have entered into that certain Promissory Note dated as of August 1, 1996 (the "Note") whereby Maker promised to pay Holder the principal sum of Two Hundred Seventy-Three Thousand Eight Hundred Ninety-Two and 96/100 Dollars ($273,892.96) plus interest as specified in the Note.

          B. Maker and Holder desire to extend the time for repayment under the Note and further amend the Note as provided herein.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, with respect to the foregoing facts and in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Principal Sum. Maker currently owes Holder Two Hundred Fifty-
              -------------
Three Thousand Eight Hundred Ninety-Two and 96/100 Dollars ($253,892.96) under the Note (the "Principal Sum").

          2.  Interest Rate. The Principal Sum outstanding from time to time
              -------------
shall bear interest on a per annum basis at the Bank of America "reference rate" (as announced from time to time) plus three percent (3%) ("Note Rate"). Interest shall be calculated on the basis of a 360-day year and actual days elapsed, which results in more interest than if a 365-day year were used. As used here, "reference rate" means the per annum rate of interest publicly announced from time to time by Bank of America at San Francisco, California, as its "Reference Rate." Any change in the reference rate shall take effect on the day specified in the public announcement of such change.
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          3.  Payment of Principal and Interest. The Principal Sum and all
              -----------------------------------
accrued and unpaid interest shall be due and payable as follows:

              a. Commencing on May 1, 1997, and continuing on the first (lst) day of each calendar month thereafter, through and including the payment due April 1, 1998, Maker shall pay to Holder the amount of Ten Thousand and 00/100 Dollars ($10,000.00); and

              b. by May 1, 1998, all principal and all accrued and unpaid interest due under the Note as amended hereby shall be due and payable.

          4.  Prepayment. Maker may prepay some or all of the principal of
              ----------
the Note, as amended hereby, without any penalty or premium. All payments under the Note, as amended hereby, shall be credited first to accrued interest then due and thereafter to unpaid principal.

          5.  Confirmation of Existing Note. Except as expressly modified
              -----------------------------
herein, the Note shall remain as originally stated. Maker and Holder hereby confirm and ratify each of the provisions of the Note as amended herein.

          6.  Counterparts.  This Amendment may be executed in one or more
              -------------
counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                     [Signatures continued on next page.]
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          IN WITNESS WHEREOF, Maker and Holder do hereby execute this Amendment as of the date first written above.

                                    "MAKER"

ARAM H. KEITH, an individual           KEITH INTERNATIONAL, INC.,
                                       a California corporation

KEITH ENGINEERING, INC., a             By:  /s/ Aram H. Keith
California corporation                 Its:

By:  /s/ Aram H. Keith                 By:
Its:                                   Its:

By:
Its:

THE KEITH COMPANIES, INC.,             THE KEITH COMPANIES-HAWAII, INC.,
a California corporation               a Hawaii corporation

By:  /s/ Aram H. Keith                 By:  /s/ Aram H. Keith
Its:                                   Its:

By:                                    By:
Its:                                   Its:

THE KEITH COMPANIES, INC.,             THE KEITH COMPANIES-NORTH COUNTIES, INC.,
a California corporation               a California corporation

By:  /s/ Aram H. Keith                 By:  /s/ Aram H. Keith
Its:                                   Its:

By:                                    By:
Its                                    Its:

                                   "HOLDER"

MORENO CORPORATE CENTER, L.L.C.,
a Delaware limited liability company


By:
It